NOTICE OF RECORDING FOREIGN JUDGMENT

Date Recorded: 5/8/2015
Instrument #: 112976604

To:

CYCLONE POWER TECHNOLOGIES INC
601 NE 26TH COURT
POMPANO BEACH, FL 33064

Pursuant to Florida Statutes, Section 55.505, the County Administrator in and for the County of Broward, State of Florida, does hereby notify you of the recording of a Foreign Judgment in which you are named as a debtor.

An Affidavit, recorded concurrently therewith, provides the name and post office address of the judgment creditor(s). A copy of said Affidavit is attached hereto.

If the creditor has a Florida attorney, the name and post office address of that attorney is:

AARON RESNICK ESQ.
AARON RESNICK PA
100 N BISCAYNE BLVD SUITE 1607
MIAMI, FL 33132

GIVEN UNDER MY HAND AND OFFICIAL SEAL.

COUNTY COMMISSIONERS BROWARD COUNTY FLORIDA CREATED OCT. 1ST 1915

COUNTY ADMINISTRATOR

By________________________
Deputy

IN THE CIRCUIT COURT OF THE 17TH JUDICIAL CIRCUIT IN AND FOR BROWARD COUNTY, FLORIDA

CIVIL DIVISION

JSJ INVESTMENTS, INC.,

Plaintiff/Judgment Creditor,

v

CYCLONE POWER TECHNOLOGIES, INC.,

Defendant/Judgment Debtor,

______________________________/

AFFIDAVIT OF AARON R. RESNICK, ESQ, FOR RECORDING FINAL JUDGMENT AGAINST DEFENDANTS/JUDGMENT DEBTOR, CYCLONE POWER TECHNOLOGIES, INC.

I, AARON R. RESNICK, being duly sworn, deposes and says:

1. The Law Offices of Aaron Resnick, P.A. serves as Florida legal counsel for JSJ INVESTMENTS, INC., and is located at 100 North Biscayne Boulevard, Suite 1607, Miami, Florida 33132.

2. The name and address of the judgment debtor, CYCLONE POWER TECHNOLOGIES, INC., is as follows:

Cyclone Power Technologies, Inc.
601 NE 26TH COURT
POMPANO BEACH, FL 33064

3. The address of the judgment creditor, JSJ INVESTMENTS, INC., is:

JSJ Investments, Inc.
2665 Villa Creek Drive, Suite 214
Dallas, TX 75234-7337

4. The foreign judgment recorded in Broward County, Florida, pursuant to Florida Statutes §§ 55.503, is the final judgment from the 160th District Court of Dallas County, Texas, Case No.: DC-15-00829 entered on April 3, 2015 against the judgment debtor, CYCLONE

EXHIBIT A

45614 65

CAUSE NO. DC-15-00829

JSJ INVESTMENTS INC.	§	IN THE DISTRICT COURT OF
	§	
Plaintiff,	§	
	§	
v.	§	DALLAS COUNTY, TEXAS
	§	
CYCLONE POWER TECHNOLOGIES, INC.	§	
	§	
	§	
Defendant.	§	160TH JUDICIAL DISTRICT

FINAL DEFAULT JUDGMENT

On this date, JSJ Investments Inc. ("JSJ"), moved for Default Judgment after Defendant Cyclone Power Technologies, Inc. ("Cyclone") failed to file an answer in this case. A hearing on Plaintiff's motion was held on 4/3/15. JSJ appeared through its attorney. Defendant, having been duly served with citation and a copy of Plaintiff's Original Petition, did not appear and answer.

At the hearing, the Court determined it had jurisdiction over the subject matter and the parties in this proceeding, and the citation and proof of service were on file for at least ten days before the motion was filed. After considering the pleadings, the papers on file in this case, and the evidence Plaintiff presented on liability and damages the Court grants Plaintiff's Motion for Default Judgment.

The Court hereby RENDERS judgment for Plaintiff JSJ Investments Inc.

1. Accordingly, the Court orders that JSJ recover the following from Cyclone

   a. Actual damages in the amount of $153,119.63.

   b. Prejudgment interest of $9,562.19, calculated as follows: (i)

$3,180.82 on the First Note by virtue of $25,000.00 at the rate of 12% annually from February 10, 2014 until the date of this judgment; (ii) $3,402.74 on the Second Note by virtue of $30,000.00 at the rate of 12% annually from March 24, 2014 until the date of this judgment; and (iii) $2,978.63 on the Third Note by virtue of $30,000.00 at the rate of 12% annually from May 6, 2014 until the date of this judgment.

c. Attorney's fees of $8,862.50.

d. Court costs.

e. Post-judgment interest on all of the above at the rate of 12%, compounded annually, from the date this judgment is entered until all amounts are paid in full.

2. This judgment finally disposes of all claims and all parties, and is appealable.

SIGNED on April 3, 2015.

[signature]
PRESIDING JUDGE